Statement of Additional Information
Supplement                                 July 17, 2024

Gilead Fund

ETAGX      Class A Shares             ETCGX Class C Shares

ETGLX       Class N Shares              ETILX Class I Shares

Exponential Technologies Fund

ETAEX        Class A Shares           ETCEX Class C Shares

ETNEX        Class N Shares             ETIEX Class I Shares

Large Cap Focus Fund

ETLAX       Class A Shares           ETLCX Class C Shares

ETLNX       Class N Shares            ETLIX Class I Shares

(each a “Fund” and collectively the “Funds”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Funds, dated November 1, 2023, as supplemented, and should be read in conjunction with such SAI.

Effective July 16, 2024, Anant Goel, Portfolio Manager and Senior Research Analyst of Eventide Asset Management, LLC (the “Adviser”), no longer serves as a Portfolio Manager of the Gilead Fund and Large Cap Focus Fund. In addition, effective July 16, 2024, Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, is a Portfolio Manager of the Exponential Technologies Fund.

Accordingly, the SAI is revised as follows:

1.	The first paragraph of the section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISER - Portfolio Managers” is amended as follows:

Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser serves as the Portfolio Manager primarily responsible for the day-to-day management of the Gilead Fund.

2.	The sixth paragraph of the section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISER - Portfolio Managers” is amended as follows:

Mr. Anant Goel, Portfolio Manager and Senior Research Analyst of the Adviser, and Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serve as the Portfolio Managers and are primarily responsible for the day-to-day management of the Exponential Technologies Fund.

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3.	The seventh paragraph of the section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISER - Portfolio Managers” is amended as follows

Mr. Singer and Ms. Bamford serve as the Portfolio Managers and are primarily responsible for the day-to-day management of the Large Cap Focus Fund.

4.	As of July 1, 2024, Dr. Kuruvilla was responsible for managing the following types of accounts:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dr. Kuruvilla[1]	2	$ 4.80 billion	1	$83.25 million	5	$ 13.81 million

1. Dr. Kuruvilla also manages portfolio models which are used by certain financial advisers in those advisers’ wrap fee programs. These advisers have directed investments through their wrap-fee programs based on two models managed by Dr. Kuruvilla of approximately $56.38 million as of July 1, 2024.

Of the accounts above, the following are subject to performance-based fees:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dr. Kuruvilla	0	$ 0	1	$83.25 million	0	$ 0

5.	As of July 1, 2024, Dr. Kuruvilla, owned shares of the Exponential Technologies Fund the value of which fell within the following ranges:

Exponential Technologies Fund
Dr. Finny Kuruvilla	$50,001- $100,000

6.	The fourth paragraph under the section of the Funds’ SAI entitled “ADVISER AND SUB-ADVISER – Potential Conflicts of Interest” is hereby replaced with the following:

The Funds may invest in securities in which venture capital funds that are managed by Clarus Ventures, LLC also invest. Dr. Finny Kuruvilla, the portfolio manager for the Exponential Technologies Fund, Gilead Fund, and the Healthcare & Life Sciences Fund, was also an employee of Clarus serving in a research role from July 2008 through October 2016. As a result of his Clarus role and investments in Clarus funds, Dr. Kuruvilla expects to receive distributions from Clarus funds independent of any investment made by these Funds in the same securities as Clarus funds. Dr. Kuruvilla does not receive compensation from Clarus for these Funds’ investment in the same securities as Clarus funds.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, as supplemented, which provide information that you should

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know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.

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